Exhibit 99.2

State Bancorp, Inc. Annual Stockholders’ Meeting
Slide Presentation
April 29, 2008

Forward-Looking Statements and Risk Factors

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “is confident that,” and similar expressions are intended to identify forward-looking statements.  The forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in:  market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan and lease or investment portfolios, demand for loan and lease products, demand for financial services in the Company’s primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing and services and those risks detailed in the Company’s periodic reports filed with the SEC.  Investors are encouraged to access the Company’s periodic reports filed with the SEC for financial and business information regarding the Company at www.statebankofli.com. The Company undertakes no obligation to publish revised events or circumstances after the date hereof.

State Bancorp, Inc.

# Annual Stockholders' Meeting

April 29, 2008

# 2007 Strategic Accomplishments

STATE BANCORP, INC.

- Re-emphasized Corporate Lending Business ✓
- Received Regulatory Approval to Open New Manhattan Office ✓
- Recruited Experienced Commercial Bankers ✓
- Voluntary Exit Window Program Yielded Cost Savings and Provided Promotional Opportunities ✓
- Completed Realignment of Resources in Critical Areas ✓
- Completed Risk Assessment of Bank's Technology Platforms (ITI Relationship, Disaster Recovery) ✓

# 2007 Strategic Accomplishments

STATE BANCORP, INC.

- Enhanced Internal Control Environment ✓
- Enhanced Employee Benefits and Aligned Compensation Programs ✓
- Obtained Independent Investment Coverage by Research Professionals ✓
- Conducted Line by Line Analysis of Cost Structure to Improve Operating Efficiency ✓
- Settled Long-Standing NYS Tax Audit ✓
- Signed Agreement to Sell Majority of Assets of Leasing Subsidiary ✓

# Financial Review

# Net Income/(Loss)

STATE BANCORP, INC.



2003 - 2007
$20.0
$10.0
$0.0
-$10.0
-$20.0
-$30.0
-$40.0
In Millions
12.0
13.4
(36.5)
11.5
6.2
2003
2004
2005
2006
2007



1Q 2007 & 1Q 2008
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
In Millions
1.7
3.0
1Q2007
1Q2008

# Revenue

State Bancorp, Inc.


2003 - 2007
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
In Millions
9.1
7.0
5.8
5.7
5.4
53.1
57.2
58.5
62.2
60.2
2003
2004
2005
2006
2007
Non-Interest Income
Net Interest Income


1Q 2007 & 1Q 2008
$17.5
$17.0
$16.5
$16.0
$15.5
$15.0
$14.5
$14.0
$13.5
$13.0
In Millions
1.4
1.5
14.6
15.6
1Q2007
1Q2008

# Operating Expenses

STATE BANCORP, INC.



2003 - 2007
In Millions
$140.0
$130.0
$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
-$20.0
2003
2004
2005
2006
2007



1Q 2007 & 1Q 2008
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0

| | 2003 | 2004 | 2005 | 2006 | 2007 |
|---|---|---|---|---|---|
| Salaries | 22.7 | 23.9 | 26.2 | 27.1 | 30.4 |
| Occupancy/Equipment | 5.4 | 5.5 | 6.1 | 6.2 | 6.7 |
| Legal | 3.9 | 2.9 | 83.6 | (5.5) | 2.7 |
| Marketing & Advertising | 1.4 | 1.0 | 1.2 | 1.7 | 1.3 |
| Goodwill Impairment | 0.0 | 0.0 | 0.0 | 0.0 | 2.4 |
| Other Operating Expenses | 7.7 | 7.8 | 7.5 | 8.1 | 8.2 |

# Loans & Leases

STATE BANCORP, INC.



Loans & Leases (Year-end)
In Millions
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
711.2
778.2
892.1
983.6
1,041.0
2003
2004
2005
2006
2007
Studebaker
State Bank of LI

# Deposits

STATE BANCORP, INC.


Deposits (Year-end)
In Millions
$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
261.9
688.7
265.7
317.4
657.3
294.9
384.7
693.8
333.0
627.6
622.0
316.6
430.5
567.0
332.5
2003
2004
2005
2006
2007
Time
Savings
Demand

# Net Interest Margin

STATE BANCORP, INC.


Net Interest Margin%
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2003
2004
2005
2006
2007
1Q 2008

# Total Capital
# Risk Weighted Assets

STATE BANCORP, INC.


Total Capital/Risk-Weighted Assets (Bank only)
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
WELL CAPITALIZED
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2003
2004
2005
2006
2007
2008

# Efficiency Ratio

STATE BANCORP, INC.



Efficiency Ratio
196%
194%
192%
190%
188%
186%
184%
100%
98%
96%
94%
92%
90%
88%
86%
84%
82%
80%
78%
76%
74%
72%
70%
68%
66%
64%
62%
60%
58%
56%
54%
52%
50%
70.7%
64.2%
192.50%
63.6% *
77.9%
64.4%
59.9% **
2003
2004
2005
2006
2007
1Q 2008

*Excludes IMN related net credit **Non-GAAP Calculation; Excludes SWLC and Shareholder Derivative Lawsuit

# Employee Count

STATE BANCORP, INC.


Employee Count
400
350
300
250
200
150
100
50
0
324
16
308
345
17
328
368
16
352
371
18
20
333
344
18
326
329
17
312
2003
2004
2005
2006
2007
1Q 2008
Exit Window
SWLC
State Bank of LI

# 2008 Strategic Objectives

# 2008 Economic Outlook & Market Climate

STATE BANCORP, INC.

- Credit markets and quality will continue to come under pressure from sub-prime fallout
- Housing prices and their associated "Economic Wealth Factor" will continue to decline and exert downward influence on consumer spending
- Financial Industry will continue to face challenges with investment portfolio quality and capital levels
- Recessionary forces will continue to affect business expansion plans
- Banking Industry outlook will remain uncertain

# 2008 Key Objectives

STATE BANCORP, INC.

## Capitalizing on Our Strengths

- Continue improvement of operating efficiencies
- Prudent risk management of loan portfolio
- Institute programs that reinforce our corporate "entrepreneurship" philosophy which provides employees greater accountability and ownership of their operational areas
- Enhance and align compensation programs, training and communication to correspond to our culture of ownership

# 2008 Key Objectives

State Bancorp, Inc.

## Capitalizing on Our Strengths

- Enhance our technology infrastructure and implement new back office and front office systems to improve processing efficiencies and customer service delivery
- Refine compliance procedures and systems to adhere to best practices standard to ensure the safety and soundness of business
- Maintain a culture of transparency where expectations, solutions, and results are clear to our employees, Board, customers and shareholders

# 2008 Key Objectives

STATE BANCORP, INC.

## Capitalizing on Our Strengths

- Further enhance our product and service experience to achieve unparalleled customer satisfaction by:
  - Strengthening our sales and service culture
  - Augmenting and promoting Small Business Product Line
  - Implementing Targeted Business Marketing Initiatives
  - Improving customer/market analytics and research capabilities

# 2008 Key Objectives

STATE BANCORP, INC.

## Capitalizing on Our Strengths

- Partner with employees to develop continued community presence and awareness
- Assess and improve branch image, messaging, and merchandising to build State Bank brand and name recognition

# *Thank You!*

# Questions
# &
# Discussion